UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:  (Date of earliest event reported) May 14, 2021

OLD REPUBLIC INTERNATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-10607	36-2678171
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

307 North Michigan Avenue	Chicago	Illinois	60601
(Address of principal executive offices) (Zip Code)

(312)	346-8100
(Registrant’s telephone number, including area code)

N /A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 140.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock / $1 par value	ORI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Appointment of Certain Officers.

On May 14, 2021, Old Republic International Corporation (the “Company”) announced a change in its Accounting and Finance Executive Group.

Karl W. Mueller, Senior Vice President, Chief Financial Officer and Chief Accounting Officer, will retire from such positions effective June 30, 2021. Mr. Mueller has agreed to provide advisory services to the Company for a period of time to facilitate the transition to Mr. Sodaro.

Frank Sodaro (52), the Company’s Senior Vice President and Deputy Chief Financial Officer, will assume the positions of Senior Vice President, Chief Financial Officer, and Chief Accounting Officer effective July 1, 2021. He will concurrently join the Company’s Office of the Chief Executive Officer. Mr. Sodaro has served as the Company’s Senior Vice President and Deputy Chief Financial Officer since June 13, 2017. He has twenty-six years of accounting and finance experience in the insurance industry, and prior to joining the Company Mr. Sodaro served as Chief Financial Officer of Kemper Corporation. Mr. Sodaro does not have any family relationships with other officers or directors of the Company and is not a party to any transactions listed in Item 404(a) of Regulation S-K. There are no arrangements or understandings between Mr. Sodaro and any other persons pursuant to which he was appointed Chief Financial Officer.

A full text of the Company’s announcement is included as Exhibit 99.1 hereto

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1    News Release dated May 14, 2021, announcing a Senior Management Change and Two Management
Appointments in its Accounting and Finance Executive Group

104     Cover page Interactive Data file (embedded within Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OLD REPUBLIC INTERNATIONAL CORPORATION
Registrant

Date: May 17, 2021	By: /s/ Thomas A. Dare
Thomas A. Dare
Senior Vice President,
Secretary and General Counsel